Exhibit 10.39

Instrument Prepared By And

When Recorded Return To:

Nyemaster, Goode, West,

 Hansell & O'Brien, P.C.

700 Walnut, Suite 1600

Des Moines, Iowa 50309

Attention:  Bradford L. Austin

Century Properties Fund XIX (AZ)

19806.868

MODIFICATION AGREEMENT

NOTICE:  THIS MODIFICATION AGREEMENT INCREASES THE AMOUNT OF INDEBTEDNESS SECURED BY THE DEED OF TRUST FILED ON MAY 17, 2005 AS DOCUMENT NO. 20050652040 AND THE ASSIGNMENT OF RENTS AND LEASES FILED ON MAY 17, 2005 AS DOCUMENT NO. 20050652041 FROM $11,000,000 TO $17,500,000.

THIS MODIFICATION AGREEMENT (this "Agreement") is made as of the 30 day of March 2007, by and between CENTURY PROPERTIES FUND XIX, a California limited partnership, doing business in Arizona as "Century Property Funds XIX, a limited partnership (#3-750A)" ("Borrower") with a mailing address of c/o AIMCO Properties, L.P., 4582 South Ulster Street, Suite 1100, Denver, Colorado  80237 and ING LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation ("Lender"), with an address of c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, GA 30327-4349.

RECITALS:

A.

Lender made a term loan in the principal amount of $11,000,000 (the "Original Loan") to Borrower on or about May 17, 2005, secured by improved real property located in Maricopa County, Arizona, as described on Exhibit A attached hereto.

B.

With regard to the Original Loan, Lender is the holder of the following documents all dated as of May 17, 2005 (hereinafter, together with any and all other documents evidencing or securing the Original Loan, collectively the "Original Loan Documents"):

(1)

Promissory Note made by Borrower in favor of Lender, in the original principal amount of $11,000,000 the "Original Note");

(2)

Deed of Trust, Security Agreement, Financing Statement and Fixture Filing made by Borrower, as trustor therein, to Stewart Title & Trust of Phoenix, Inc., as trustee therein, for the benefit of Lender, as beneficiary therein, filed for record on May 17, 2005 as Document No. 20050652040, of the records of Maricopa County, Arizona (the "Deed of Trust");

(3)

Assignment of Rents and Leases, made by Borrower, as assignor therein, in favor of Lender, as assignee therein, filed for record on May 17, 2005 as Document No. 20050652041 of the records of Maricopa County, Arizona (the "Assignment of Rents");

(4)

Security Agreement made by Borrower in favor of Lender (the "Security Agreement"); and

(5)

Environmental Indemnification Agreement made by Borrower in favor of Lender (the "Indemnity").

C.

Borrower has requested that Lender make, and Lender has agreed to make, an additional loan to Borrower in the aggregate amount of Six Million, Five Hundred Thousand and 00/100 Dollars ($6,500,000.00), pursuant to the terms of the certain Loan Agreement between Borrower and Lender dated as of this same date ("Loan Agreement"), disbursements under which are evidenced by three Promissory Notes, each dated as of this same date, in the respective stated original principal amounts of $3,000,000.00 ("Note B"), $1,750,000.00 ("Note C"), and $1,750,000.00 ("Note D") (collectively, the "New Notes").

D.

The New Notes are to be secured by the property securing the Original Loan.

E.

Borrower and Lender wish to modify the Loan Documents to provide that each of the Original Loan Documents that secures the Original Note shall also secure each of the New Notes, and to provide for cross default provisions between and among the Original Note and the New Notes, and to make certain other modifications to the Original Loan Documents, all as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Incorporation of Recitals.  The foregoing Recitals are incorporated herein as if fully set forth in this paragraph.

2.

Definitions.  Terms defined in the Original Loan Documents, as modified by this Agreement, or in the New Notes (collectively, the "Loan Documents") shall have the same meaning when used herein, unless defined otherwise in this Agreement.

3.

Modification of Original Note.  The Original Note is hereby modified by adding the following additional terms to such instrument:

(a)

"An Event of Default under any of:

(a)

the Promissory Note dated March 30, 2007, in the amount of $3,000,000.00, by Maker to Payee ("Note B"),

(b)

the Promissory Note dated March 30, 2007, in the amount of $1,750,000.00, by Maker to Payee ("Note C"), and

(c)

the Promissory Note dated March 30, 2007, in the amount of $1,750,000.00, by Maker to Payee ("Note D");

shall also constitute an Event of Default under this Note."

(b)

ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THIS NOTE MAY NOT BE PREPAID BY MAKER WITHOUT A SIMULTANEOUS PREPAYMENT, IN FULL, OF NOTE B, NOTE C AND NOTE D (TOGETHER WITH ANY APPLICABLE PREPAYMENT PREMIUM THEREON).

4.

Modification of Deed of Trust.  The Deed of Trust is hereby modified in the following respects:

(a)

The first "WHEREAS" paragraph on page 1 of the Deed of Trust is replaced by the following:

"WHEREAS, Trustor has executed and delivered to Beneficiary:

(i)

a Promissory Note dated May 17, 2005, in the principal amount of $11,000,000.00 (the "Original Note"),

(ii)

a Promissory Note dated March __, 2007, in the principal amount of $3,000,000.00 ("Note B"),

(iii)

a Promissory Note dated March __, 2007, in the principal amount of $1,750,000.00 ("Note C"), and

(iv)

a Promissory Note dated March __, 2007, in the principal amount of $1,750,000.00 ("Note D");

(which Original Note, Note B, Note C and Note D, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, are hereinafter referred to collectively as the "Note"), with respect to which the Original Note provides, among other things, for final payment of principal and interest under the Original Note, if not sooner paid or payable as provided therein, to be due on or before the first day of June 2030, and which Note B, Note C and Note D provide for final payment on or before the first day of October 2033, the Note by this reference thereto being incorporated herein."

(b)

Each and every reference in the Deed of Trust to the "Indebtedness" shall include any sums advanced pursuant to the Original Note, Note B, Note C or Note D, as well as any other sums contained within the definition of "Indebtedness."

(c)

An Event of Default under any of the Original Note, Note B, Note C or Note D, shall also constitute an Event of Default under the Deed of Trust.

(d)

Paragraph 30 of the Deed of Trust provides for "Subordinate Financing," as defined therein.  In the event that Subordinate Financing is undertaken prior to the first day of June 2008, as an additional condition to the permissibility of such Subordinate Financing, the Subordinate Lender must acknowledge and agree in writing that the Subordinate Financing shall remain subordinate to any modification of the Loan Documents.  Lender also shall have received such title policy endorsements that Lender may require satisfactory to Lender in its sole and absolute discretion, insuring that any modification to the Deed of Trust is and shall be fully superior to the Subordinate Financing.  If Subordinate Financing is effected without satisfaction of these conditions (and those of the Deed of Trust) the same shall constitute an Event of Default under each of the Loan Documents.

(e)

Paragraph 31 of the Deed of Trust provides for a "Substitution," as defined in such Paragraph 31.  No such Substitution shall be permitted, and no Substitution Request shall be given or deemed effective, unless and until the proceeds of Note C and Note D have been fully disbursed or Lender has no further obligation to disburse proceeds in respect of either Note C or Note D, all in accordance with the terms of the Loan Agreement.

Notwithstanding anything else contained in the Deed of Trust, it is the express intention of the parties that the Deed of Trust shall hereafter secure all of the Original Note, Note B, Note C and Note D, which have a combined original principal indebtedness of $17,500,000.00, as well as any other sums contained within the definition of "Indebtedness" in the Deed of Trust, as amended by this Agreement.

5.

Modification of Assignment of Rents.  The Assignment of Rents is hereby modified in the following respects:

(a)

Each and every reference in the Assignment of Rents to the "Loan" is hereby amended to refer to the loan represented by the Original Note and to the loan represented by the New Notes.

(b)

Each and every reference in the Assignment of Rents to the "Note" is hereby amended to collectively refer to the Original Note and the New Notes.

(c)

Notwithstanding anything else contained in the Assignment of Rents, it is the express intention of the parties that the Assignment of Rents shall hereafter secure both the Original Note and the New Notes, which have a combined original principal indebtedness of $17,500,000.00, as well as any other sums contained within the definition of "Indebtedness" in the Deed of Trust, as amended by this Agreement.

6.

Modification of Security Agreement.  The Security Agreement is hereby modified in the following respect:

(a)

Each and every reference in the Security Agreement to the "Loan" is hereby amended to refer to the loan represented by the Original Note and to the loan represented by the New Notes.

(b)

Each and every reference in the Security Agreement to the "Note" is hereby amended to collectively refer to the Original Note and the New Notes.

(c)

Notwithstanding anything else contained in the Security Agreement, it is the express intention of the parties that the Security Agreement shall hereafter secure both the Original Note and the New Notes, which have a combined original principal indebtedness of $17,500,000.00, as well as any other sums contained within the definition of "Indebtedness" in the Deed of Trust, as amended by this Agreement.

7.

Modification of Environmental Indemnification Agreement.  The Indemnity is hereby modified in the following respects:

(a)

Each and every reference in the Environmental Indemnification Agreement to the "Loan" is hereby amended to refer to the loan represented by the Original Note and to the loan represented by the New Notes.

(b)

Each and every reference in the Environmental Indemnification Agreement to the "Note" is hereby amended to collectively refer to the Original Note and the New Notes.

(c)

Borrower hereby ratifies all of the terms of the Indemnity and renews as of the date hereof all of the representations, covenants and warranties set forth therein as if restated in their entirety on the date hereof, including, without limitation, those set forth in Exhibit B to the Indemnity.

8.

Representations and Warranties.  Borrower hereby represents and warrants to Lender as follows:

(a)

None of the Loan Documents has been changed, altered, modified or amended in any way except for those changes, alterations, modifications and amendments recited in this Agreement;

(b)

This Agreement, and, except as may be modified by this Agreement, the Loan Documents, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms;

(c)

To Borrower's knowledge, there exists no Event of Default under any one or more of the Loan Documents, as modified by this Agreement; and

(d)

Borrower has no offset, defense or counterclaim as against the Original Note or any of the Loan Documents, as modified by this Agreement.

9.

No Other Change.  Except as may be otherwise expressly set forth herein, each and every term, condition, warranty and provision of the Original Loan Documents shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the parties hereto.  A default under this Agreement will constitute an Event of Default under the Loan Documents.

10.

Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, successors, legal representatives and assigns.

11.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Arizona (excluding conflicts of law rules).

12.

Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

13.

Waiver of Jury Trial.  THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO.  NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties have executed this Agreement as of the date and year first above stated.

CENTURY PROPERTIES FUND XIX, a California limited partnership

By:  Fox Partners II, a California general partnership, its general partner,

By:  Fox Capital Management Corporation, a California corporation, its managing general partner

               By: /s/Patti K. Fielding

Patti K. Fielding,

Executive Vice President and Treasurer

STATE OF COLORADO

)

) ss.

COUNTY OF DENVER

)

On this 22 day of March, 2007, before me, the undersigned, a notary public, personally appeared Patti K. Fielding, to me personally known, who being by me duly sworn did say that the person is the Executive Vice President and Treasurer of Fox Capital Management Corporation, the managing general partner of Fox Partners II, the general partner of CENTURY PROPERTIES FUND XIX, a California limited partnership, executing the foregoing instrument; that no seal has been procured by the corporation; that the instrument was signed on behalf of the corporation as managing partner of the general partner of Century Properties Fund XIX, by authority of the corporation's Board of Directors; and such officer acknowledged execution of the instrument to be the voluntary act and deed of the corporation on behalf of the general partnership on behalf of the limited partnership, by it and by the officer voluntarily executed.

/s/Gail D. Coalson

Name: Gail D. Coalson

Notary Public: My commission expires 2/17/08

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ING LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation

By:  ING Investment Management LLC, its duly authorized agent

By:/s/Gregory R. Michaud

Name: Gregory R. Michaud

Title: Vice President

STATE OF GEORGIA

)

) ss.

COUNTY OF FULTON

)

On this 28th day of  March 2007, before me personally appeared Gregory R. Michaud as  Vice President of ING Investment Management LLC, a Delaware limited liability company, to me known to be the person who executed the foregoing instrument, and acknowledged that he/she executed the same as the free act and deed of said limited liability company, as agent for ING Life Insurance and Annuity Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

/s/Jennifer Lazzaroni

Name: Jennifer Lazzaroni

Notary Public: My commission expires 6/28/10

[CONTINUATION OF SIGNATURE PAGE TO MODIFICATION AGREEMENT]